Exhibit 99.1

November 2019 From New Insights to New Medicines

2 Disclaimers Various statements in this presentation concerning Scholar Rock’s future expectations, plans and prospects, including without limitation, Scholar Rock’s expectations regarding its strategy, its product candidate selection and development timing, inclu din g timing for the initiation of and reporting results from its clinical trials for its product candidates, its disease indicatio n s election and timing for such selection, the ability of SRK - 015 to affect the treatment of patients suffering from Spinal Muscular Atrophy (SM A) either as a monotherapy or in conjunction with the current standard of care, the ability of SRK - 181 to affect the treatment of c ancer patients in a manner consistent with preclinical data, and the projected use of cash constitute forward - looking statements for t he purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. The use of words such as “ may ,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “target,” “project,” “intend,” “future,” “p ote ntial,” or “continue,” and other similar expressions are intended to identify such forward looking statements. Actual results may differ materially from those indicated by these forward - looking statements as a result of various important factors, including, without limitation, Scholar Rock’s ability to provide the financial support and resources necessary to identify and develop multiple pro duct candidates on the expected timeline, competition from others developing products for similar uses, the preliminary nature of int erim clinical data, Scholar Rock’s ability to obtain, maintain and protect its intellectual property, Scholar Rock’s dependence on th ird parties for development and manufacture of product candidates including to supply any clinical trials, and Scholar Rock’s abi lit y to manage expenses and to obtain additional funding when needed to support its business activities and establish and maintain strategic business alliances and new business initiatives as well as those risks more fully discussed in the section entitled "R isk Factors" in the Quarterly Report on Form 10 - Q for the quarter ended September 30, 2019, which is on file with the Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in Scholar Rock’s subsequent filings with the Securities and Exchange Commission. Any forward - looking statements represent Scholar Rock’s views only as of today and should not be relied upon as representing its views as of any subsequent date. Scholar Rock explicitly d isc laims any obligation to update any forward - looking statements unless required by law. © Scholar Rock, Inc. All rights reserved. November 2019.

3 Novel Approach to S elective M odulation of Growth F actor S ignaling Traditional Target “Mature” Growth Factor Scholar Rock’s Target Growth Factor Precursor (Latent Form) …but have been limited by: • Structural similarities • Overlapping sets of related receptors • Diverse and overlapping physiological roles Traditional approaches inhibit growth factors after activation • Inhibits activation of growth factor precursors to significantly improve: o Selectivity o Potency o Localization of effect • Preclinical/clinical data demonstrate successful targeting of latent growth factors in disease settings • Developing growing pipeline across neuromuscular disorders, oncology, fibrosis and anemia

Robust Pipeline Portfolio

	Target / Program	Indication	Discovery / Early Preclinical	Preclinical	Phase 1	Phase 2	Rights / Partner	Next Anticipated Milestone
INTERNAL PROPRIETARY PROGRAMS								
Pro/Latent Myostatin	SRK-015	Spinal Muscular Atrophy (3 distinct Type 2 and Type 3 patient populations)						Interim Efficacy and Safety Results in 1H20
Pro/Latent Myostatin	SRK-015	Myostatin-Related Disorders						Identify Next Indication in 2020
Latent TGFβ	SRK-181 (Context-Independent Latent TGFβ1)	Immuno-oncology (Primary resistance to CBTs*)						Initiate Phase 1 Trial in Patients with Solid Tumors in 1Q20
Latent TGFβ	SRK-181 (Context-Independent Latent TGFβ1)	Oncology						
Latent TGFβ	Context-Dependent Latent TGFβ1 / Immune Cell	Oncology/Immuno-oncology						
RGMc	BMP6 Signaling Pathway (anti-RGMc)	Iron-Restricted Anemias						Nominate Product Candidate in 2020
PARTNERED PROGRAMS								
Latent TGFβ	Context-Independent Latent TGFβ1	Fibrosis					GILEAD	
Latent TGFβ	Context-Dependent Latent TGFβ1 / LTBP1 & LTBP3	Fibrosis					GILEAD	
Latent TGFβ	Undisclosed Program	Fibrosis					GILEAD	
Latent TGFβ	Context-Dependent Latent TGFβ1 / GARP	Oncology/Immuno-oncology					Janssen Biotech, Inc	

SCHOLAR ROCK

*CBTs = checkpoint blockade therapies

4

Upcoming Key R&D Milestones

Spinal Muscular Atrophy (SMA)

- ✓ Initiate SRK-015 Phase 2 proof-of-concept SMA trial by the end of 1Q19
- ✓ Commence patient dosing in SRK-015 Phase 2 SMA proof-of-concept trial in 2Q19
- ✓ Present final Phase 1 results at Cure SMA Annual Conference being held June 28-July 1, 2019
- Announce SRK-015 Phase 2 trial read-outs:
  - ✓ Preliminary PK/PD analysis by end of 2019
  - ○ Interim efficacy and safety results in a subset of patients at 6 months in 1H20
  - ○ Top-line results of 12-month treatment period 4Q20-1Q21

Oncology

- ○ Initiate SRK-181 Phase 1 dose escalation and POC trial in patients with solid tumors in 1Q20
- ○ Continue to advance active discovery programs for context-dependent inhibition of TGFβ1

Fibrosis

- ○ Continue to conduct fibrosis discovery and preclinical studies in partnership with Gilead

Anemias

- ○ Nominate product candidate in RGMc program in 2020

SCHOLAR ROCK 5

SRK - 015: Inhibitor of Myostatin Activation Potential First Muscle - Directed Therapy for SMA

7 SRK - 015: Highly Specific Inhibitor of Latent Myostatin • Myostatin is a genetically - validated, negative regulator of muscle mass expressed in skeletal muscle tissue • Vertebrates lacking the myostatin gene are healthy and display increased muscle mass and strength • Preclinical and clinical data to date provide strong rationale for developing SRK - 015 to improve muscle function in Spinal Muscular Atrophy (SMA) Differentiated approach with SRK - 015: ▪ Fully human monoclonal antibody ( mAb ) ▪ Highly selective inhibitor of the activation of myostatin precursor ▪ Half - life of 23 - 33 days ▪ Orphan Drug Designation for SMA granted by FDA and EC ▪ US Patent 9,758,576 covers mAbs that inhibit the activation of the myostatin precursor (expiry in 2034)

8 Significant Unmet Need Remains Despite Current Therapies Mean improvement in HFMSE score experienced by patients with later - onset SMA in the Phase 3 CHERISH clinical trial of nusinersen 0 20 40 60 80 HFMSE Score at Month 15 Mean Baseline Score Mean Improvement with nusinersen Unmet Medical Need for Functional Improvement with Muscle - Directed Therapies Total Possible HFMSE Score of 66 Muscle Function in SMA (Human) Hammersmith Functional Motor Scale Expanded (HFMSE) Address SMN deficiency to prevent further motor neuron deterioration Act directly on muscle with aim to improve functional performance SMN Upregulator Therapies Muscle - Directed Therapies (SRK - 015) SRK - 015 has potential to drive functional performance across a range of severity observed in SMA SMN = survival motor neuron

9 SRK - 015 Opportunity in Spinal Muscular Atrophy Overall Prevalence of 30,000 - 35,000 in U.S. and Europe Potential to use SRK - 015 in conjunction with SMN upregulators Potential to use SRK - 015 as monotherapy or in conjunction with SMN upregulators Lally et al, Orphanet Journal of Rare Diseases, 2017 Type I: • Infant - onset; often fatal Type II and non - ambulatory type III: • Later - onset but still early childhood • Severe deficits in motor function Ambulatory type III: • Limited mobility and substantial morbidity Type IV: • Population n ot well - characterized Focus of Phase 2 Trial Relative Prevalence Among Patients Living With SMA Type I 14% Type II 51% Type III 35%

10 SRK - 015 Phase 2 Trial Design Cohort 1 Cohort 3 Design Subjects • N= 20; ages 5 - 21 • Open - label, single - arm • 20 mg/kg SRK - 015 IV Q4W • 12 - month treatment period • Ambulatory Type 3 SMA Cohort 2 • N= 15; ages 5 - 21 • Open - label, single - arm • 20 mg/kg SRK - 015 IV Q4W • 12 - month treatment period • Type 2 or non - ambulatory Type 3 SMA • Receiving treatment with approved SMN upregulator • N= 20; ages ≥2 • Double - blind, randomized (1:1) to 2 mg/kg or 20 mg/kg SRK - 015 IV Q4W • 12 - month treatment period • Type 2 SMA • Initiated treatment with approved SMN upregulator before age 5 Primary Objectives • Safety • Mean change from baseline in RHS • Safety • Mean change from baseline in HFMSE • Safety • Mean change from baseline in HFMSE HFMSE – Hammersmith Functional Motor Scale Expanded; RHS – Revised Hammersmith Scale

11 Preliminary PK Data Shows SRK - 015 Exposure in Patients with SMA Consistent with that in Healthy Volunteers SRK - 015 Displayed Well - Behaved, Linear PK Profile • Minimal variability across TOPAZ cohorts • Preliminary PK observations consistent with Phase 1 trial results in healthy volunteers • Dose proportional increase in serum drug exposure between low (2 mg/kg) and high (20 mg/kg) doses Preliminary TOPAZ Phase 2 Pharmacokinetic (PK) Data 0 168 336 504 672 1 10 100 1000 Time (hr) S R K - 0 1 5 c o n c e n t r a t i o n (  g / m L ) Cohort 1 (20 mg/kg) Cohort 2 (20 mg/kg) Cohort 3 (2 mg/kg) Cohort 3 (20 mg/kg) Preliminary PK/PD results include data from 29 patients (12 in Cohort 1, 8 in Cohort 2, and 9 in Cohort 3)

12 Preliminary Biomarker Data Provide First Demonstration of Target Engagement in Patients with SMA Robust Target Engagement Observed in TOPAZ • ~100 - fold increases in serum latent myostatin levels following a single 20 mg/kg dose in all cohorts • Increases in latent myostatin were dose - dependent • Confirms presence of latent myostatin in patients with SMA • Fold increase from baseline in first 4 weeks after SRK - 015 dose were comparable between SMA patients in TOPAZ and healthy volunteers in Phase 1 Latent Myostatin Change over Baseline in TOPAZ Trial 0 168 336 504 672 1 10 100 1000 Time (hr) L a t e n t M y o s t a t i n C o n c e n t r a t i o n ( n g / m L ) Cohort 1 (20 mg/kg) Cohort 2 (20 mg/kg) Cohort 3 (2 mg/kg) Cohort 3 (20 mg/kg) Preliminary PK/PD results include data from 29 patients (12 in Cohort 1, 8 in Cohort 2, and 9 in Cohort 3) 0 168 336 504 672 1 10 100 1000 Time (hr) F o l d o v e r L a t e n t M y o s t a t i n C o n c e n t r a t i o n a t B a s e l i n e SAD Cohort 1 - 1 mg/kg SAD Cohort 4 - 20 mg/kg SAD Cohort 2 - 3 mg/kg Latent Myostatin Change over Baseline in Phase 1 HV Trial

13 SRK - 015: Path to Top - Line Results in TOPAZ SMA Trial End of 2019 1H 2020 4Q20 - 1Q21 2Q19 1Q19 Initiated trial - Start - up activities, including contracts and IRB submissions with trial sites Commenced patient dosing - Provided additional details of Phase 2 trial design Preliminary PK/PD data from subset of patients - Further assess the pharmacologic profile of SRK - 015 Interim efficacy and safety results by cohort - Subset of patients with at least 6 months of treatment exposure Top - line results - Full 12 - month treatment period by cohort SRK - 015 has the potential to be the first muscle - directed therapy for patients with SMA x x x

TGFβ1: Significant Opportunities in Oncology/Immuno - oncology

15 Anti - PD(L)1 Becoming Backbone Therapy Across Oncology; Significant Unmet Need Remains Source: Company information, Wall Street research, Evaluate Pharma $16.2 $22.0 $26.7 $31.1 $35.1 $39.0 $42.4 2018 2019 2020 2021 2022 2023 2024 Merck BMS Roche AZ Regeneron Pfizer GSK All Others Checkpoint Market Expected to Nearly Triple Over Next Few Years… Yet only 21% of patients show complete or partial response to anti - PD(L)1 therapy Source: Carretero - Gonzalez et al. (2018) Oncotarget 9:8706 - 8715 Meta - analysis of twelve randomized trials with control arm or adequate safety profile (includes nivolumab , pembrolizumab , and atezolizumab ) 21.1% Significant opportunity to expand number of patients who can benefit from anti - PD(L)1 therapy

Inhibition of TGFβ1: Multipronged Approach for Immuno-Oncology

TGFβ1 is a key driver of immune system evasion by cancer cells


TGFβ1
Regulatory T cell
Tumor Associated Macrophage
Cancer Associated Fibroblasts (Stromal cells)
Tumor cells

- Pathway analysis in patient tumors points to TGFβ1 as major determinant of primary resistance to anti-PD(L)1
- TGFβ1 creates 'immune excluded' tumor microenvironment

Selective inhibition of TGFβ1 activation has the potential to significantly increase anti-PD(L)1 response rates

SCHOLAR ROCK
16

17 TGF β 1 is the Predominant Isoform in Most Human Tumors TGFB1 TGFB2 TGFB3 bladder urothelial carcinoma head & neck squamous cell carcinoma kidney clear cell carcinoma kidney papillary cell carcinoma liver hepatocellular carcinoma lung adenocarcinoma skin cutaneous melanoma stomach adenocarcinoma acute myeloid leukemia adrenocortical cancer brain lower grade glioma breast invasive carcinoma cervical & endocervical cancer cholangiocarcinoma colon adenocarcinoma diffuse large B-cell lymphoma esophageal carcinoma glioblastoma multiforme kidney chromophobe lung squamous cell carcinoma mesothelioma ovarian serous cystadenocarcinoma pancreatic adenocarcinoma pheochromocytoma & paraganglioma prostate adenocarcinoma rectum adenocarcinoma sarcoma testicular germ cell tumor thymoma thyroid carcinoma uterine carcinosarcoma uterine corpus endometrioid carcinoma uveal melanoma scale (% of patient samples (+) for TGFb isoform) 0 20 40 60 80 100 • TGFβ1 prevalent in human cancers for which checkpoint therapies are approved • Expression data for most tumor types suggest that TGF β signaling mainly driven by TGF β 1 The Cancer Genome Atlas RNAseq analysis: >10,000 samples spanning 33 tumor types

SRK-181 has Potential to Meaningfully Expand Number of Patients Who Could Benefit from Checkpoint Inhibitors

Differentiated approach with SRK-181

- *Highly selective inhibitor of the activation of latent TGFβ1*
- *Minimal or no binding to latent TGFβ2 and TGFβ3 isoforms*
- *Fully human mAb*

1Q20: Initiate Phase 1 trial in patients with locally advanced or metastatic solid tumors

Preclinical models show potential of SRK-181 in overcoming primary resistance to checkpoints

Treatment with SRK-181-mIgG1*:

- Rendered resistant TGFβ1- and TGFβ1/TGFβ3 co-expressing tumor models sensitive to anti-PD1
- Led to tumor regression and survival benefit when combined with anti-PD1
- Enabled infiltration and expansion of CD8+ T cells when combined with anti-PD1
- Avoided cardio toxicity associated with traditional less selective approaches

Syngeneic mouse tumor models specifically selected to reflect human tumor biology

SCHOLAR ROCK

*SRK-181-mIgG1 is the murine version of SRK-181

18

19 TGF β 1 Blockade with SRK - 181 - mIgG1 Rendered Preclinical Tumor Models Susceptible to Anti - PD1 Therapy Days after treatment initiation Tumor volume (mm3) Anti - PD1/ SRK - 181 - mIgG1 (10 mg/kg QW) Anti - PD1/ SRK - 181 - mIgG1 (3 mg/kg QW) SRK - 181 - mIgG1* (10 mg/kg QW) 0/13 4/14 8/14 Anti - PD1 (10 mg/kg BIW) Preclinical data shown above as presented at American Association of Cancer Research (AACR) Annual Meeting (April 2019) *SRK - 181 - mIgG1 is the murine version of SRK - 181; Responder defined as tumor size <25% endpoint volume at study end 3/12 SRK - 181 - mIgG1 (30 mg/kg QW) 8/11 Anti - PD1/ SRK - 181 - mIgG1 (10 mg/kg QW) Anti - PD1/ SRK - 181 - mIgG1 (30 mg/kg QW) Endpoint Responders Bladder Cancer Melanoma 0/12 4/9 Anti - PD1 (10 mg/kg BIW) 0/12

Inhibiting TGFβ1 Alone Was Sufficient to Sensitize Preclinical TGFβ1/3-Expressing Breast Cancer Model



Control
Anti-PD1 (10 mg/kg BIW)
SRK-181-mIgG1* (10 mg/kg QW)
Anti-PD1/
SRK-181-mIgG1 (10 mg/kg QW)
Tumor volume (mm3)
Endpoint
Responders 0/9
0/9
0/10
5/10
Days after treatment initiation

- EMT6 model expresses both TGFβ1 and TGFβ3
- Model is poorly responsive to PD1 blockade as a monotherapy
- Combination of SRK-181-mIgG1 and anti-PD1 resulted in tumor regression or tumor control

SCHOLAR ROCK

Preclinical data shown above as presented at American Association of Cancer Research (AACR) Annual Meeting (April 2019)
*SRK-181-mIgG1 is the murine version of SRK-181

20

21 EMT6 Breast Cancer Model Days after treatment initiation Survival (%) SRK - 181 - mIgG1 † Combined with Anti - PD1 Therapy Led to Significant Survival Benefit in Preclinical Tumor Models MBT - 2 Bladder Cancer Model Days after treatment initiation Survival (%) Cloudman S91 Melanoma Model Survival (%) Days after treatment initiation * P<0.05 Log - rank (Mantel - Cox test) vs. anti - PD1 **P<0.01 *** P<0.001 *** Preclinical data shown above as presented at American Association of Cancer Research (AACR) Annual Meeting (April 2019) † SRK - 181 - mIgG1 is the murine version of SRK - 181 ** ** * ***

SRK-181-mIgG1 Combination Therapy Enabled Infiltration and Expansion of CD8⁺ T cells in Preclinical Bladder Cancer Model


Anti-PD1


Anti-PD1/SRK-181-mIgG1 (10 mg/kg)
led to increase in CD8+ cells

Combination treatment with SRK-181-mIgG1/anti-PD1 led to:

- Significant increase in effector T cells ($p<0.05$)
  - Expansion of CD8+ population to an average of 34% of the tumor's immune cells from a control average of 3.5%
- Significant decrease in intratumoral immunosuppressive myeloid cells ($p<0.05$)
  - Reduction in TAM/MDSC population to 14% of the tumor's immune cells from a control average of 47%
  - Reduction in MDSC population to 1.4% from 11% of CD45+ cells in the IgG control group

SCHOLAR ROCK

Preclinical data shown above as presented at American Association of Cancer Research (AACR) Annual Meeting (April 2019)
*SRK-181-mIgG1 is the murine version of SRK-181; Anti-PD1 dosed at 10 mg/kg twice weekly and SRK-181-mIgG1 dosed at 10 mg/kg weekly

22

TGFβ1 Isoform Specificity of SRK-181 Improved Preclinical Toxicity Profile

Repeat dose pilot toxicology study in adult female Sprague Dawley rats



Microscopic observations in heart
Valvulopathy
Atrium - Mixed cell infiltrate
Myocardium - Degeneration/necrosis
Myocardium - Hemorrhage
Myocardium - Mixed cell infiltrate, base
Coronary artery - Necrosis with inflammation
Cardiomyocyte - Necrosis/inflammatory cell infiltrate
Control vehicle iv, qwk x 4
LY2109761 300 mg/kg po, qd x 8
PanTGFβAb 30 mg/kg iv, 1 dose
SRK-181
10 mg/kg iv, qwk x 4
30 mg/kg iv, qwk x 4
100 mg/kg iv, qwk x 4
Legend
Unremarkable
Minimal
Slight
Moderate

- Animals dosed with pan-TGFβ inhibitors, LY2109761 (inhibitor of ALK5, common TGFβ receptor kinase) or pan-TGFβ antibody, exhibited expected cardiac findings based on published data
- Exposure as assessed by SRK-181 serum concentration reached 2,300 μg/ml following 4 weekly doses of 100 mg/kg
- No SRK-181 related adverse effects were noted up to 100 mg/kg per week
- No cardiotoxicities (valvulopathy) were noted with SRK-181
- No observed adverse effect level (NOAEL) for SRK-181 was the highest dose evaluated (100 mg/kg QW)

SCHOLAR ROCK
Preclinical data shown above as presented at American Association of Cancer Research (AACR) Annual Meeting (April 2019)
23

RGMc Program: Targeting the BMP6 Signaling Pathway

25 Anti - RGMc Therapy: Rational Solution that Directly Addresses the Underlying Pathobiology of Iron - Restricted Anemias BMP6 RGMc BMP Receptor SMAD 1/5/8 SMAD 4 P Hepcidin BMP6 Genetically validated pathway of iron regulation in humans Adapted from Crielaard et al , Nature Reviews , 2017 RGMc (HJV) Iron homeostasis RGMa Angio - genesis Immunity Inflam - mation CNS RGMb Inflam - mation Growth Immunity CNS RGMa and RGMb play many different physiological roles

26 Scholar Rock’s RGMc - Selective Antibodies Show Potent Increase in Serum Iron In Vivo Antibodies showed up to 3 weeks prolonged increase in serum iron in SD rats (single 20 mpk dose) Antibodies resulted in increases in serum iron and decreases in UIBC 200 300 400 500 600 S e r u m i r o n (  g / d L ) I s o t y p e C o n t r o l S R - R C - A B 1 S R - R C - A B 7 S R - R C - A B 1 1 S R - R C - A B 8 S R - R C - A B 9 S R - R C - A B 2 S R - R C - A B 1 0 0 100 200 300 U I B C ,  g / d L

Upcoming Key R&D Milestones

Spinal Muscular Atrophy (SMA)

- ✓ Initiate SRK-015 Phase 2 proof-of-concept SMA trial by the end of 1Q19
- ✓ Commence patient dosing in SRK-015 Phase 2 SMA proof-of-concept trial in 2Q19
- ✓ Present final Phase 1 results at Cure SMA Annual Conference being held June 28-July 1, 2019
- Announce SRK-015 Phase 2 trial read-outs:
  - ✓ Preliminary PK/PD analysis by end of 2019
  - Interim efficacy and safety results in a subset of patients at 6 months in 1H20
  - Top-line results of 12-month treatment period 4Q20-1Q21

Oncology

- Initiate SRK-181 Phase 1 dose escalation and POC trial in patients with solid tumors in 1Q20
- Continue to advance active discovery programs for context-dependent inhibition of TGFβ1

Fibrosis

- Continue to conduct fibrosis discovery and preclinical studies in partnership with Gilead

Anemias

- Nominate product candidate in RGMc program in 2020

SCHOLAR ROCK
27

Appendix

Traditional Approaches Can Raise Significant Safety Concerns

Traditional Approaches Lack Selectivity

- Most inhibitors of active myostatin also inhibit GDF11 and may inhibit other growth factors as well
- Antibodies to ActRIIb and ligand trap approaches inhibit signaling of multiple ligands



Kidney formation
Reproductive function
GDF11
Activin A
Angiogenesis
Myostatin
BMP9

Scholar Rock Approach

Exquisite Selectivity By Targeting Precursor Form of Myostatin



SRK-015
proMyostatin
proGDF-11
proActivin
Myostatin
GDF-11
Activin A

SCHOLAR ROCK
29

Review of Preclinical Data in SMNΔ7 Mouse Models



WT
More Severe Model
Less Severe Model
Latent Myostatin (ng/mL)
10,000
1,000
100
NA
–
+
–
+
muSRK-015P*

- **Achieved multi-fold increase in serum latent myostatin levels indicating target engagement**
- **Confirms presence of target in disease setting**
- **Lower latent myostatin levels in the SMA group may be attributable to reduced overall muscle mass**



Maximum Torque (mN·m)
0
1
2
3
4
5
More Severe Model
Frequency of Nerve Stimulation in Hertz
0
50
100
150
Maximum Torque (mN·m)
0
1
2
3
4
5
6
7
Less Severe Model
Frequency of Nerve Stimulation in Hertz
SMN upregulator + muSRK-015P
SMN upregulator only

Treatment improved muscle mass and strength

- Maximal torque of the plantar flexor muscle group increased:
  - More severe model: 44%-51%
  - Less severe model: 20%-30%

SCHOLAR ROCK

*muSRK-015P is the parental clone of SRK-015 on a mouse IgG1 framework
Preclinical data published Nov 2018: Long, K., O'Shea, K., Khairallah, R., et al. Specific Inhibition of Myostatin Activation is Beneficial in Mouse Models of SMA Therapy. *Human Molecular Genetics*, ddy382

30

31 SRK - 015 Phase 1 Trial Design SINGLE - ASCENDING DOSE (SAD) MULTIPLE - ASCENDING DOSE (MAD) Design Subjects Dosing Double - blind, placebo - controlled 3:1 randomization 40 Adult healthy volunteers (Ages 18 - 55) Double - blind, placebo - controlled 3:1 randomization Single doses at: 1, 3, 10, 20, or 30 mg/kg 26 Adult healthy volunteers (Ages 18 - 55) Q2W dosing for 3 doses at: 10, 20, or 30 mg/kg KEY OBJECTIVES OF PHASE 1 Evaluate the safety and tolerability, pharmacokinetics, and pharmacodynamics of SRK - 015 IV

32 SRK - 015 Preclinical and Phase 1 Data Support Evaluation in SMA Preclinical and translational data support myostatin as a drug target in SMA • Confirmed presence of target in disease setting • Achieved multi - fold increase in serum latent myostatin levels indicating target engagement • Treatment of SMN Δ7 mouse model led to improved muscle mass and strength Phase 1 data in healthy volunteers showed robust target engagement and no apparent safety signals • No dose - limiting toxicities identified up to highest evaluated dose of 30 mg/kg • Serum half - life of 23 - 33 days supports planned evaluation of once every 4 - week (Q4W) dosing in Phase 2 • Single dose of SRK - 015 led to marked increases in serum concentrations of latent myostatin; no meaningful change observed with placebo • Target saturation : peak latent myostatin levels plateaued starting with a single dose at 3 mg/kg • Durability of saturation : plateau was sustained up to Day 140 after multiple doses at 20 mg/kg Phase 1 results provide first proof - of - mechanism in humans of Scholar Rock’s therapeutic approach of targeting the latent form of growth factors

33 SRK - 015 Well Tolerated in Phase 1 Healthy Volunteer Trial • Well - tolerated with no apparent safety signals • No dose - limiting toxicities identified up to highest evaluated dose of 30 mg/kg - No discontinuations due to treatment - related adverse events (AEs) - No treatment - related SAE - No hypersensitivity reactions • Anti - drug antibody tests were negative in all SRK - 015 treated subjects • SAD cohort: AEs* were observed in 30% (9/30) SRK - 015 - vs. 50% (5/10) placebo - treated subjects - Most frequently reported AE: headache • MAD cohort: AEs observed in 35% (7/20) SRK - 015 - vs. 67% (4/6) placebo - treated subjects - Most frequently reported AE: postural dizziness • Single reported SAE of gallstone - induced pancreatitis - Assessed by trial investigator as unrelated to SRK - 015 treatment * Term “adverse event” noted in this presentation refers to a treatment - emergent adverse event, which is defined as an AE with ons et after administration of study drug through the final follow - up visit, or in the event that onset time precedes study drug administration, the AE increases in sever ity during the post - dosing follow - up period

34 Phase 1 Pharmacokinetic (PK) Data Support Infrequent Dosing SRK - 015 Displayed Well - Behaved, Linear PK Profile • Minimal variability observed, consistent with that commonly observed with monoclonal antibodies • Dose - proportional serum drug exposure Half - Life Supports Infrequent Dosing • Serum half - life of 23 - 33 days across SRK - 015 dose groups • Supports planned evaluation of once every 4 - week (Q4W) dosing in Phase 2 Single - Ascending Dose Multiple - Ascending Dose

35 Phase 1 Pharmacodynamic (PD) Data Demonstrate Robust and Sustained Target Engagement Robust Target Engagement Observed • Single dose of SRK - 015 led to marked increases in serum concentrations of latent myostatin • No meaningful change observed with placebo Evidence Supports Durable Target Saturation • Peak latent myostatin levels plateaued starting with a single dose at 3 mg/kg suggesting target saturation - Single dose at 1 mg/kg only attained approx. half of peak level • Plateau was sustained demonstrating durability of effect: - Up to Day 84 after single dose at 20 mg/kg - Up to at least Day 140 after multiple doses at 20 and 30 mg/kg Single - Ascending Dose First proof - of - mechanism in humans of Scholar Rock’s therapeutic approach targeting the latent form of growth factors Multiple - Ascending Dose 0 14 28 42 56 70 84 98 112126140 1 10 100 1,000 10,000 Time (days) L a t e n t M y o s t a t i n ( n g / m L ) 10 mg/kg 20 mg/kg 30 mg/kg Placebo

36 TGF β1 Plays Central Role in Multiple Diseases with Unmet Need Oncology Fibrosis Immuno - Oncology Tumor - Directed Therapy Myeloproliferative Disorders Upfront cash and equity investment: $80 million* One - time preclinical milestone: $25 million Additional milestones across 3 programs: Up to $1,425 million High single - to low double - digit tiered royalties on net sales *Includes $30 million purchase of Scholar Rock common stock at price per share of $30.60